                                                                    EXHIBIT 99.2

                        PRO FORMA FINANCIAL INFORMATION

                         INDEX TO FINANCIAL STATEMENTS


                                                              PAGE
                                                              -----
EINSTEIN/NOAH BAGEL CORP. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Financial Information of
  Einstein/Noah Bagel Corp..................................  F-2
Unaudited Pro Forma Consolidated Statement of Operations for
  the fiscal year ended December 29, 1996...................  F-3
Unaudited Pro Forma Consolidated Statement of Operations for
  the three quarters ended October 5, 1997..................  F-4
Unaudited Pro Forma Consolidated Balance Sheet at October 5,
  1997......................................................  F-5
Notes to Unaudited Pro Forma Consolidated Financial
  Statements................................................  F-6

EINSTEIN/NOAH BAGEL PARTNERS, L.P.
Unaudited Pro Forma Consolidated Statement of Operations for
  the fiscal year ended December 29, 1996...................  F-7
Unaudited Pro Forma Consolidated Statement of Operations for
  the three quarters ended October 5, 1997..................  F-8
Unaudited Pro Forma Consolidated Balance Sheet as of October
  5, 1997...................................................  F-9
Notes to Unaudited Pro Forma Financial Statements...........  F-10

           UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION OF
                         EINSTEIN/NOAH BAGEL CORP. AND
                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.

     The pro forma consolidated financial information for Einstein/Noah Bagel Corp. ("ENBC") gives effect to the conversion of its loans to a majority equity interest in its area developers and the merger of the area developers into a single entity (Einstein/Noah Bagel Partners, L.P.) after such conversions occur. The pro forma consolidated financial statements of ENBC are based upon the assumptions set forth in the accompanying notes to such statements. The pro forma adjustments are based upon the available information and assumptions that management believes are reasonable under the circumstances.

     The pro forma financial information for Einstein/Noah Bagel Partners, L.P. gives effect to the proposed merger of the five area developers of ENBC (and their predecessors) into a single entity and assumes such merger occurs subsequent to ENBC's conversion of its loans to a majority equity interest in each of the area developers. These pro forma financial statements are based upon the assumptions set forth in the accompanying notes to such statements. The pro forma adjustments are based upon the available information and assumptions that management believes are reasonable under the circumstances.

     The pro forma operating results assume the above transactions occurred at the beginning of each of the periods presented.

     These pro forma financial statements should be read in conjunction with the related historical financial statements and are not necessarily indicative of the results that would have actually occurred had the transactions been consummated on the dates or for the periods indicated or which may occur in the future.

                           EINSTEIN/NOAH BAGEL CORP.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 29, 1996
                           (IN THOUSANDS OF DOLLARS)

                                                          UNAUDITED
                                                          PRO FORMA                          UNAUDITED
                                                        EINSTEIN/NOAH                        PRO FORMA
                                     EINSTEIN/NOAH          BAGEL           PRO FORMA      EINSTEIN/NOAH
                                      BAGEL CORP.      PARTNERS, L.P.*     ADJUSTMENTS      BAGEL CORP.
                                     -------------   -------------------   -----------     -------------
Revenue............................     $61,707           $105,164          $(24,951)(1)     $141,920
Costs and Expenses:
  Cost of products sold............      11,546             42,050                             53,596
  Salaries and benefits............      18,302             50,249                             68,551
  General and administrative.......      16,389             39,936            (6,350)(1)       49,975
  Depreciation and amortization....       5,431             11,835             2,330 (2)       19,596
                                        -------           --------                           --------
          Total costs and
            expenses...............      51,668            144,070                            191,718
                                        -------           --------                           --------
Income (Loss) from Operations......      10,039            (38,906)                           (49,798)
Other Income (Expense), net........      (4,332)                48                             (4,284)
Minority Interest at 23%...........          --                 --             8,937 (3)        8,937
                                        -------           --------                           --------
Net Income (Loss)..................     $ 5,707           $(38,858)                          $(45,145)
                                        =======           ========                           ========
Net Income (Loss) per Common and
  Equivalent Share.................     $  0.25                                              $  (2.33)
                                        =======                                              ========
Weighted Average Number of Common
  and Equivalent Shares
  Outstanding......................      22,344                                                19,400
                                        =======                                              ========

---------------

* The pro-forma Einstein/Noah Bagel Partners, L.P. statement of operations gives effect to the merger of the area developers of ENBC into a single entity and conversion of the loans from ENBC into a majority equity interest. See unaudited pro forma consolidated statement of operations on page F-218.

                           EINSTEIN/NOAH BAGEL CORP.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE THREE QUARTERS ENDED OCTOBER 5, 1997
                           (IN THOUSANDS OF DOLLARS)

                                                             UNAUDITED
                                                             PRO FORMA                        UNAUDITED
                                                           EINSTEIN/NOAH                      PRO FORMA
                                           EINSTEIN/NOAH       BAGEL         PRO FORMA      EINSTEIN/NOAH
                                            BAGEL CORP.    PARTNERS,L.P.*   ADJUSTMENTS      BAGEL CORP.
                                           -------------   --------------   -----------     -------------
Revenue..................................     $43,885         $223,187       $(40,769)(1)     $226,303
Costs and Expenses:
  Cost of products sold..................         704           75,099                          75,803
  Salaries and benefits..................       6,158           96,787                         102,945
  General and administrative.............       7,736           89,763        (12,896)(1)       84,603
  Depreciation and amortization..........       4,646           18,690            704 (2)       24,040
                                              -------         --------                        --------
          Total costs and expenses.......      19,244          280,339                         287,391
                                              -------         --------                        --------
Income (Loss) from Operations............      24,641          (57,152)                        (61,088)
Other Income (Expense), net..............      (2,066)              88                          (1,978)
Minority Interest at 23%.................          --               --         13,125 (3)       13,125
                                              -------         --------                        --------
Income (Loss) Before Income Taxes........      22,575          (57,064)                        (49,941)
Income Taxes.............................       6,919               --         (6,919)(5)           --
                                              -------         --------                        --------
Net Income (Loss)........................     $15,656         $(57,064)                       $(49,941)
                                              =======         ========                        ========
Net Income (Loss) per Common and
  Equivalent Share.......................     $  0.45                                         $  (1.55)
Weighted Average Number of Common and
  Equivalent Shares Outstanding..........      34,776                                           32,256
                                              =======                                         ========

---------------

* The pro-forma Einstein/Noah Bagel Partners, L.P. statement of operations gives effect to the merger of the area developers of ENBC into a single entity and conversion of loans from ENBC into a majority equity interest. See unaudited pro forma consolidated statement of operations on page F-219.

                           EINSTEIN/NOAH BAGEL CORP.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                OCTOBER 5, 1997
                           (IN THOUSANDS OF DOLLARS)


                                                                    UNAUDITED
                                                                    PRO FORMA                         UNAUDITED
                                                                  EINSTEIN/NOAH                       PRO FORMA
                                                 EINSTEIN/NOAH        BAGEL         PRO FORMA       EINSTEIN/NOAH
                                                  BAGEL CORP.    PARTNERS, L.P.*   ADJUSTMENTS       BAGEL CORP.
                                                 -------------   ---------------   -----------      -------------
ASSETS
Current Assets:
  Cash and cash equivalents....................    $ 30,522          $  2,102                         $ 32,624
  Accounts receivable..........................          75             2,704                            2,779
  Due from affiliates..........................      14,835                --       $ (14,835)(6)           --
  Inventory....................................          --            10,987                           10,987
  Prepaid expenses and other current assets....         237             1,676                            1,913
  Deferred income taxes........................         300                --                              300
                                                   --------          --------                         --------
         Total current assets..................      45,969            17,469                           48,603
                                                   --------          --------                         --------
Property and Equipment, net....................      29,028           189,560         (10,000)(7)      206,288
                                                                                       (2,300)(8)
Notes Receivable:
  Area developers..............................     300,744                --        (300,744)(7)           --
  Other........................................       3,437             4,590                            8,027
Goodwill, net..................................      65,263           158,465          52,859 (7)      285,226
                                                                                       (1,361)(8)
                                                                                       10,000 (4)
Trademarks, net................................      22,064                --                           22,064
Recipes, net...................................       7,370                --                            7,370
Other Assets, net..............................      14,172            12,134          (4,415)(8)       16,591
                                                                                       (5,300)(10)

                                                   --------          --------                         --------
         Total assets..........................    $488,047          $382,218                         $594,169
                                                   ========          ========                         ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable.............................    $  3,483          $ 22,872          (7,835)(6)     $ 18,520
  Accrued expenses.............................       8,045            21,110          (7,000)(6)       24,155
                                                                                        2,000 (7)
  Deferred franchise revenue...................       2,000                --          (2,000)(8)           --
                                                   --------          --------                         --------
         Total current liabilities.............      13,528            43,982                           42,675
                                                   --------          --------                         --------
Convertible Subordinated Debentures............     125,000                --                          125,000
Deferred Franchise Revenue.....................       6,076                --          (6,076)(8)           --
Other Noncurrent Liabilities...................         296               751                            1,047
Commitments and Contingencies
Minority Interest..............................          --                --          77,600 (7)       77,600
Stockholders' Equity (Deficit):
  Preferred Stock -- $.01 par value; 20,000,000
    shares authorized; no shares issued and
    outstanding................................          --                --                               --
  Common Stock -- $.01 par value; 200,000,000
    shares authorized; 33,293,468 shares issued
    and outstanding in October.................         333                --                              333
  Additional paid-in capital...................     365,167                --          10,000 (4)      375,167
  Treasury Stock at cost.......................          --                --          (5,300)(10)      (5,300)
  Partners' or members' equity.................          --           337,485        (337,485)(7)           --
  Accumulated deficit..........................     (22,353)               --                          (22,353)
                                                   --------          --------                         --------
         Total stockholders' equity............     343,147           337,485                          347,847
                                                   --------          --------                         --------
         Total liabilities and stockholders'
           equity..............................    $488,047          $382,218                         $594,169
                                                   ========          ========                         ========


---------------

* The pro-forma Einstein/Noah Bagel Partners, L.P. balance sheet gives effect to the merger of the area developers of ENBC into a single entity. See unaudited pro forma consolidated balance sheet on page F-220.

                           EINSTEIN/NOAH BAGEL CORP.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

 1. To eliminate interest, franchise and related fees charged by ENBC to the area developers.

 2. To record amortization of goodwill resulting from conversion of loans to area developers into equity over 35 years, eliminate the amortization of capitalized franchise area developer fees and adjust depreciation on assets acquired based upon the assets' estimated fair market value.

 3. To allocate the portion of Einstein/Noah Bagel Partners, L.P.'s losses applicable to minority equity holders.


 4. To record the exchange of area developer unit options into options for ENBC common stock as determined based on the fair market value of the options on the date of the exchange.


 5. To adjust income tax expense as a result of the consolidated loss.

 6. To eliminate current receivables/payables between ENBC and Einstein/Noah Bagel Partners, L.P.


 7. To record conversion of $300,744,000 of ENBC's loans to its area developers into a majority equity interest, record minority interest, record acquired assets (including goodwill) at estimated fair market value and record costs related to the transaction. The adjustment to record the fair value of assets acquired is based upon a preliminary estimate, and is subject to change. The adjustment to goodwill consists of the elimination of $158,465,000 of goodwill of Bagel Partners and the establishment of $211,324,000 of goodwill resulting from the loan conversions.


 8. To eliminate deferred franchise revenue from ENBC's liabilities and prepaid franchise fees from Einstein/Noah Bagel Partners, L.P. assets.


 9. In connection with the change in ENBC's business from a store franchisor to a company-owned system, certain assets currently used in its franchising capacity will no longer be utilized or realizable. The pro forma financial statements do not include a charge of approximately $16,900,000 associated with the conversion of area developer loans and unifying ENBC's field and support center operations.


10. To record acquisition of shares of ENBC Common Stock held by area developers.

                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.

          UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS(2)
                  FOR THE FISCAL YEAR ENDED DECEMBER 29, 1996
                           (IN THOUSANDS OF DOLLARS)

                                       COLONIAL      GREAT LAKES      GULFSTREAM        NOAH'S           ALAMO          BCE WEST
                                     BAGELS, L.P.   BAGELS, L.L.C.   BAGELS, L.P.   PACIFIC, L.L.C.   BAGELS, L.P.   BAGELS, L.L.C.
                                     ------------   --------------   ------------   ---------------   ------------   --------------
Net Store Revenue...................    $ 1,878         $11,374         $16,435          $12,226          $ 305          $22,951
Cost and Expenses:
  Cost of products sold.............        772           4,318           6,383            5,601            131            9,915
  Salaries and benefits.............      1,755           4,923           7,345            9,500            298            9,604
  General and administrative........      1,426           4,204           7,185            3,188            349            8,455
  Depreciation and amortization.....        230           1,427           1,593              758             76            2,618
                                        -------         -------         -------          -------          -----          -------
         Total costs and expenses...      4,183          14,872          22,506           19,047            854           30,592
                                        -------         -------         -------          -------          -----          -------
Loss from Operations................     (2,305)         (3,498)         (6,071)          (6,821)          (549)          (7,641)
Other Income (Expense), net.........        (65)           (899)            735             (862)           (16)          (1,228)

                                        -------         -------         -------          -------          -----          -------
Net Loss............................    $(2,370)        $(4,397)        $(5,336)         $(7,683)         $(565)         $(8,869)
                                        =======         =======         =======          =======          =====          =======


                                                                                                      NOAH'S
                                         FINEST             LIBERTY             MAYFAIR              BAY AREA            PHILLY
                                      BAGELS, L.P.       FOODS, L.L.C.       BAGELS, L.L.C.       BAGELS, L.L.C.       ROSE, L.P.
                                      ------------       -------------       --------------       --------------       ----------

Net Store Revenue...................    $16,238             $ 2,191             $ 2,632              $17,338            $ 1,596
Cost and Expenses:
  Cost of products sold.............      5,317                 994               1,070                6,915                634
  Salaries and benefits.............      6,873               2,214               1,568                5,016              1,153
  General and administrative........      5,582               1,608               1,280                5,356              1,303
  Depreciation and amortization.....      1,386                 454                 370                  687                236
                                        -------             -------             -------              -------            -------
         Total costs and expenses...     19,158               5,270               4,288               17,974              3,326
                                        -------             -------             -------              -------            -------
Loss from Operations................     (2,920)             (3,079)             (1,656)                (636)            (1,730)
Other Income (Expense), net.........       (731)               (101)                (50)                (385)               (85)

                                        -------             -------             -------              -------            -------
Net Loss............................    $(3,651)            $(3,180)            $(1,706)             $(1,021)           $(1,815)
                                        =======             =======             =======              =======            =======


                                                              UNAUDITED
                                                              PRO FORMA
                                                            EINSTEIN/NOAH
                                           PRO FORMA            BAGEL
                                          ADJUSTMENTS       PARTNERS, L.P.
                                          -----------       --------------

Net Store Revenue...................                          $105,164
Cost and Expenses:
  Cost of products sold.............                            42,050
  Salaries and benefits.............                            50,249
  General and administrative........                            39,936
  Depreciation and amortization.....       $ 2,000 (4)          11,835
                                                              --------
         Total costs and expenses...                           144,070
                                                              --------
Loss from Operations................                           (38,906)
Other Income (Expense), net.........        (1,750)(1)              48
                                             5,485 (6)
                                                              --------
Net Loss............................                          $(38,858)
                                                              ========

                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.

          UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS(2)
                  FOR THE THREE QUARTERS ENDED OCTOBER 5, 1997
                           (IN THOUSANDS OF DOLLARS)

                                                     GREAT
                                     COLONIAL        LAKES        GULFSTREAM        NOAH'S           SUNBELT          ALAMO
                                   BAGELS, L.P.   BAGELS, L.P.   BAGELS, L.P.   PACIFIC, L.L.C.   BAGELS, L.L.C.   BAGELS, L.P.
                                   ------------   ------------   ------------   ---------------   --------------   ------------
Net Store Revenue................    $ 17,387       $ 41,240       $30,026         $ 36,351          $27,061         $ 2,735
Costs and Expenses:
  Cost of products sold..........       6,328         13,430         9,556           11,622            8,806           1,038
  Salaries and benefits..........       9,088         16,647        12,738           18,352           10,459           1,581
  General and administrative.....       7,442         13,086        10,765           14,374            8,868           1,378
  Depreciation and
    amortization.................       2,551          4,578         3,048            3,763            2,295             286
                                     --------       --------       -------         --------          -------         -------
        Total costs and
          expenses...............      25,409         47,741        36,107           48,111           30,428           4,283
Loss from Operations.............      (8,022)        (6,501)       (6,081)         (11,760)          (3,367)         (1,548)
Other Income (Expense) net.......      (1,729)        (2,843)       (1,983)            (615)          (1,760)           (220)
                                     --------       --------       -------         --------          -------         -------
Net Loss.........................    $ (9,751)      $ (9,344)      $(8,064)        $(12,375)         $(5,127)        $(1,768)
                                     ========       ========       =======         ========          =======         =======


                                                                                                      NOAH'S
                                      BCE WEST         FINEST         LIBERTY        MAYFAIR         BAY AREA        PHILLY
                                   BAGELS, L.L.C.   BAGELS, L.P.   FOODS, L.L.C.   BAGELS, L.P.   BAGELS, L.L.C.   ROSE, L.P.
                                   --------------   ------------   -------------   ------------   --------------   ----------
Net Store Revenue................     $11,631         $17,292         $ 2,475        $ 7,511         $24,509        $ 4,969
Costs and Expenses:
  Cost of products sold..........       4,040           5,407           1,049          2,662           9,310          1,851
  Salaries and benefits..........       3,996           7,573           2,107          3,798           7,702          2,746
  General and administrative.....       3,997           5,619           1,328          2,999          10,676          2,231
  Depreciation and
    amortization.................       1,257           1,685             552            813           1,371            741
                                      -------         -------         -------        -------         -------        -------
        Total costs and
          expenses...............      13,290          20,284           5,036         10,272          29,059          7,569
Loss from Operations.............      (1,659)         (2,992)         (2,561)        (2,761)         (4,550)        (2,600)
Other Income (Expense) net.......      (1,058)         (1,182)           (284)           106          (3,612)          (439)

                                      -------         -------         -------        -------         -------        -------
Net Loss.........................     $(2,717)        $(4,174)        $(2,845)       $(2,655)        $(8,162)       $(3,039)
                                      =======         =======         =======        =======         =======        =======

                                                   UNAUDITED
                                                   PRO FORMA
                                                 EINSTEIN/NOAH
                                    PRO FORMA        BAGEL
                                   ADJUSTMENTS   PARTNERS, L.P.
                                   -----------   --------------
Net Store Revenue................                   $223,187
Costs and Expenses:
  Cost of products sold..........                     75,099
  Salaries and benefits..........                     96,787
  General and administrative.....      7,000 (3)      89,763
  Depreciation and
    amortization.................     (4,250)(4)      18,690
                                                    --------
        Total costs and
          expenses...............                    280,339
Loss from Operations.............                    (57,152)
Other Income (Expense) net.......       (593)(1)          88
                                      16,300 (6)
                                                    --------
Net Loss.........................                   $(57,064)
                                                    ========

                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                OCTOBER 5, 1997
                           (IN THOUSANDS OF DOLLARS)

                                                GREAT
                                COLONIAL        LAKES        GULFSTREAM        NOAH'S           SUNBELT        PRO FORMA
                              BAGELS, L.P.   BAGELS, L.P.   BAGELS, L.P.   PACIFIC, L.L.C.   BAGELS, L.L.C.   ADJUSTMENTS
                              ------------   ------------   ------------   ---------------   --------------   -----------
ASSETS
Current Assets:
  Cash and cash
     equivalents............    $   296        $    764       $    39          $   650          $   353
  Accounts receivable.......        172             400           358            1,603              171
  Inventory.................      1,139           2,944         2,021            3,196            1,687
  Prepaid expenses and other
     current assets.........        134             419           440              502              181
                                -------        --------       -------          -------          -------
          Total current
            assets..........      1,741           4,527         2,858            5,951            2,392
                                -------        --------       -------          -------          -------
Property and Equipment,
  net.......................     28,021          54,479        46,058           60,271           30,731          (30,000)(4)
Notes Receivable............      1,010             950         1,060              660              910
Goodwill, net...............     17,830          41,023        28,925            3,301           28,386           30,000 (4)
                                                                                                                   9,000 (3)
Other Assets, net...........      2,172           3,314         3,225            1,436            1,987
                                -------        --------       -------          -------          -------
          Total assets......    $50,774        $104,293       $82,126          $71,619          $64,406
                                =======        ========       =======          =======          =======

LIABILITIES AND PARTNERS' OR MEMBERS' EQUITY
Current Liabilities:
  Accounts payable..........    $ 2,222        $  6,246       $ 5,492          $ 5,449          $ 3,463
  Accrued expenses..........        970           4,084         2,760            3,327              969            9,000 (3)
                                -------        --------       -------          -------          -------
          Total current
            liabilities.....      3,192          10,330         8,252            8,776            4,432
                                -------        --------       -------          -------          -------
Convertible Debt............     42,486          78,695        59,749           71,225           48,589         (300,744)(5)
Other Noncurrent
  Liabilities...............         98              38           582               33               --
Partners' or Members'
  Equity....................      4,998          15,230        13,543           (8,415)          11,385          300,744 (5)
                                -------        --------       -------          -------          -------
          Total liabilities
            and partners'
            and members'
            equity..........    $50,774        $104,293       $82,126          $71,619          $64,406
                                =======        ========       =======          =======          =======

                                UNAUDITED
                                PRO FORMA
                              EINSTEIN/NOAH
                                  BAGEL
                              PARTNERS, L.P.
                              --------------
ASSETS
Current Assets:
  Cash and cash
     equivalents............     $  2,102
  Accounts receivable.......        2,704
  Inventory.................       10,987
  Prepaid expenses and other
     current assets.........        1,676
                                 --------
          Total current
            assets..........       17,469
                                 --------
Property and Equipment,
  net.......................      189,560
Notes Receivable............        4,590
Goodwill, net...............      158,465

Other Assets, net...........       12,134
                                 --------
          Total assets......     $382,218
                                 ========
LIABILITIES AND PARTNERS' OR
Current Liabilities:
  Accounts payable..........     $ 22,872
  Accrued expenses..........       21,110
                                 --------
          Total current
            liabilities.....       43,982
                                 --------
Convertible Debt............           --
Other Noncurrent
  Liabilities...............          751
Partners' or Members'
  Equity....................      337,485
                                 --------
          Total liabilities
            and partners'
            and members'
            equity..........     $382,218
                                 ========

                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1. To eliminate gain on sale of assets between area developers:

   1996 -- sale of assets from Gulfstream Bagels, L.P. to Great Lakes Bagels,
           L.L.C.
   1997 -- sale of assets from Mayfair Bagels, L.L.C. to Gulfstream Bagels, L.P.

2. Consolidated Statements of Operations reflect operations for the fiscal year ended December 29, 1996 and the three quarters ended October 5, 1997, except for those area developers which had partial periods of operations due to inception during the period or merger during the period as noted below:

   1996 -- Date of Inception
           Alamo Bagels, L.P. -- October 11, 1996
           Liberty Foods, L.L.C. -- April 17, 1996
           Mayfair Bagels, L.L.C. -- April 1, 1996
           Noah's Bay Area Bagels, L.L.C. -- July 15, 1996
           Philly Rose, L.P. -- April 18, 1996
           Colonial Bagels, L.P. -- June 5, 1996
           Great Lakes Bagels, L.L.C. -- June 16, 1996
           Gulfstream Bagels, L.P. -- March 25, 1996
           Noah's Pacific, L.L.C. -- June 17, 1996

   1997 -- Date of Inception
           Sunbelt Bagels, L.L.C. -- March 24, 1997

   1997 -- Effective Date of Merger
           Alamo Bagels, L.P. -- April 20, 1997
           BCE West Bagels, L.L.C. -- April 20, 1997
           Finest Bagels, L.P. -- July 13, 1997
           Liberty Foods, L.L.C. -- April 20, 1997
           Mayfair Bagels, L.P. -- July 13, 1997
           Noah's Bay Area Bagels, L.L.C. -- July 13, 1997
           Philly Rose, L.P. -- June 15, 1997

3. To record costs associated with the area developer merger and settlement of costs incurred but not previously charged to area developers under existing contractual obligations.

4. To record the revaluation of property and equipment to fair market value. The valuation is a preliminary estimate, and is subject to change.

5. To reflect the conversion of ENBC loans to the area developers into equity.

6. To eliminate interest expense associated with the converted ENBC loans.